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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                         Securities Exchange Act of 1934


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                 Date of Earliest Event Reported: April 30, 1998


                               OCEAN ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       0-25058                72-1277752
(State or other jurisdiction     (Commission File No.)      (I.R.S. Employer
     of incorporation)                                      Identification No.)

                           1201 LOUISIANA, SUITE 1400
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 654-9110


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ITEM 5.    OTHER EVENTS

         On March 27, 1998, United Meridian Corporation, a Delaware corporation
(UMC), merged with and into Ocean Energy, Inc., a Delaware corporation (the Company). Accordingly, the Company's Supplemental Consolidated Financial Statements and Related Management's Discussion and Analysis of Financial Condition and Results of Operations have been provided giving retroactive effect to this merger using the pooling of interests method of accounting. Such supplemental consolidated financial statements will become the historical consolidated financial statements when the Company reports first quarter 1998 results. The Company is hereby filing with the Securities and Exchange Commission a copy of the audited Supplemental Consolidated Financial Statements for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 and Management's Discussion and Analysis of Financial Condition and Results of Operations.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits (all filed herewith)

                  Exhibit 23.1       Consent of Arthur Andersen LLP

                  Exhibit 27.97 Financial Data Schedule for the year ended December 31, 1997

                  Exhibit 27.96 Financial Data Schedule for the year ended December 31, 1996

                  Exhibit 27.95 Financial Data Schedule for the year ended December 31, 1995

                  Exhibit 27.94 Financial Data Schedule for the year ended December 31, 1994

                  Exhibit 27.197 Financial Data Schedule for the quarter ended March 31, 1997

                  Exhibit 27.297 Financial Data Schedule for the quarter ended June 30, 1997

                  Exhibit 27.397 Financial Data Schedule for the quarter ended September 30, 1997

                  Exhibit 99.1 Supplemental Consolidated Financial Statements for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 with Report of Independent Public Accountants and
                                     Management's Discussion and Analysis of
                                     Financial Condition and Results of
                                     Operations



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OCEAN ENERGY, INC.


                                        By: /s/ CHRISTOPHER E. CRAGG
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                                           Christopher E. Cragg
                                           Vice President and Controller
                                           Chief Accounting Officer


Date:    May 4, 1998


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                                INDEX TO EXHIBITS


Exhibit 23.1       Consent of Arthur Andersen LLP

Exhibit 27.97      Financial Data Schedule for the year ended
                   December 31, 1997

Exhibit 27.96      Financial Data Schedule for the year ended
                   December 31, 1996

Exhibit 27.95      Financial Data Schedule for the year ended
                   December 31, 1995

Exhibit 27.94      Financial Data Schedule for the year ended
                   December 31, 1994

Exhibit 27.197     Financial Data Schedule for the quarter
                   ended March 31, 1997

Exhibit 27.297     Financial Data Schedule for the quarter
                   ended June 30, 1997

Exhibit 27.397     Financial Data Schedule for the quarter
                   ended September 30, 1997

Exhibit 99.1 Supplemental Consolidated Financial Statements for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 with Report of Independent Public Accountants and Management's Discussion and Analysis of Financial Condition and Results of Operations



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